SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 15, 2003

Date of Report (Date of Earliest Event Reported)

GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity Loan

Trust 2003-1, Home Equity Loan Asset-Backed Notes, Series 2003-1)

GREENPOINT MORTGAGE SECURITIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation)	333-62698 (Commission File Number)	68-0397342 (I.R.S. Employer Identification No.)

100 Wood Hollow Drive, Doorstop 32210, Novato, CA 94945
(Address of Principal Executive Offices)

(800) 462-2700 (Registrant’s Telephone Number, Including Area Code) Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

GreenPoint Mortgage Securities Inc. (the “Company”) has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2003-1 (“Series 2003-1 Notes”).

The following exhibit which relates specifically to the Series 2003-1 Notes is included with this Current Report:

Item 7(c).	Exhibits

10.1	Monthly Payment Date Statement distributed to holders of Series 2003-1 Notes dated August 15, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2003

GREENPOINT MORTGAGE SECURITIES INC.

By:	/s/ DAVID PETRINI
David Petrini Treasurer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement distributed to holders of Series 2003-1 Notes dated August 15, 2003	5